GENERAL INFORMATION	12 Months Ended
Dec. 31, 2023
General Information
GENERAL INFORMATION

1. GENERAL INFORMATION

The Real Brokerage Inc. (“Real” or the “Company”) is a growing real estate technology company located in the United States and Canada. Real is taking a first principles approach to redefining the role of a real estate brokerage in the lives of agents and within the broader housing ecosystem. The Company focuses on developing technology to enhance real estate agent performance while building a scalable, efficient brokerage operation that is not dependent on a cost-heavy brick and mortar presence in the markets in which Real operates. Real’s goal is to establish the Company as the destination brokerage for agents, by offering an unmatched combination of technology, support, and financial incentives. Real’s vision is to transform home buying under the guidance of an agent via an integrated consumer portal and app, while growing attachment of ancillary services including mortgage brokerage and title insurance. Concurrently, Real plans to expand its suite of tools and products tailored for agents, including mobile banking, payment solutions, and wealth management tools, to facilitate their journey towards generational wealth.

The consolidated operations of Real include the subsidiaries of Real, including those involved in the brokerage, title and mortgage broker operations.

On May 17, 2021, the TSX Venture Exchange (the “TSXV”) accepted the Company’s Notice of Intention to implement a normal course issuer bid (“NCIB”). On May 19, 2022, the Company announced that it renewed its NCIB to be transacted through the facilities of the NASDAQ Capital Market (“NASDAQ”) and other stock exchanges and/or alternative trading systems in the United States and/or Canada. Pursuant to the NCIB, Real was able to purchase up to 8.9 million common shares of the Company (“Common Shares”), representing approximately 5% of the total 178.3 million Common Shares issued and outstanding as of May 19, 2022. On May 24, 2023, the Company announced that it renewed its NCIB pursuant to which, Real may purchase up to approximately 9.0 million Common Shares, representing approximately 5% of the total 180 million Common Shares issued and outstanding as of May 18, 2023. Purchases are made at prevailing market prices and may be conducted during the twelve-month period ended May 28, 2024.

The NCIB is being conducted to acquire Common Shares for the purposes of satisfying restricted share unit (each, an “RSU”) obligations. The Company appointed CWB Trust Services (the “Trustee”) as the trustee for the purposes of arranging the acquisition of Common Shares and to hold the Common Shares in trust for the purposes of satisfying RSU payments as well as to deal with other administrative matters. Through the Trustee, RBC Capital Markets was engaged to undertake purchases under the NCIB.

During the year ended December 31, 2023, the Company repurchased 2 million Common Shares in the amount of $2.9 million.

On June 15, 2021, the Company’s Common Shares commenced trading on the NASDAQ under the symbol “REAX”. On July 26, 2022, the Company’s Common Shares commenced trading on the Toronto Stock Exchange (the “TSX”) under the symbol “REAX”.

On July 28, 2023, the Company announced that its application for a voluntary delisting of its Common Shares from the TSX had been approved by the Company’s Board of Directors and the TSX. The Common Shares were delisted from the TSX effective as of close of markets on August 11, 2023. The Common Shares continue to be listed and traded on the “NASDAQ under the symbol “REAX”.